Exhibit 99.1 Quarterly Update June 30, 2009

Certain statements in this presentation may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Federal Private Securities Litigation Reform Act of 1995 and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: Our financial condition will be materially adversely affected if we are unable to refinance all or substantially all of our remaining indebtedness maturing in 2009 or 2010. Approximately $1,100,000 of our indebtedness matures during 2009, including approximately $867,000 in the third and fourth quarters of 2009, and approximately an additional $1,289,000 will mature in 2010; Our financial condition may be affected by required debt service payments, the risk of default and restrictions on our ability to incur additional debt or enter into certain transactions under our credit agreement. In addition, we may encounter difficulties in obtaining permanent financing or refinancing existing debt; National or local economic, business, real estate and other market conditions, including the ability of the general economy to recover timely from the current volatile economic downturn; The level and volatility of interest rates as well as significant challenges in the debt markets that may adversely affect our ability to obtain permanent financing or refinance our existing indebtedness; General financial risks affecting the real estate industry, including the current economic downturn that may adversely affect the ability of our tenants, or new tenants, to enter into new leases or the ability of our existing tenants to renew their leases at rates at least as favorable as their current rates or at all; Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws and our ability to re-lease any resulting vacant space; Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected; The ability to dispose of properties on favorable terms or at all as real estate investments can be illiquid, particularly as prospective buyers may experience increased costs of financing or difficulties obtaining financing; Risks of joint venture activities, including development joint ventures; The effect of inflation and other factors on fixed rental rates, operating expenses and real estate taxes; The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets; The increase in property and liability insurance costs and the ability to obtain appropriate insurance coverage; The ability to maintain our status as a REIT for federal income tax purposes; The effects of hurricanes and other natural disasters; Environmental/safety requirements and costs; and Other risks identified in this presentation and, from time to time, in other reports we file with the Securities and Exchange Commission (SEC). We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of June 30, 2009. This presentation should also be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2008 and with our Quarterly Report on Form 10-Q for the period ended June 30, 2009, filed with the SEC on March 31, 2009 and August 12, 2009, respectively. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties that Inland Western Retail Real Estate Trust, Inc. owns or has interest in. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc. Forward-Looking Statements 2

Table of Contents 3 Who We Are 4 Portfolio and Operating Performance 10 Focused on the Future 19 Contact Information 26

4 Who We Are

Inland Western Retail Real Estate Trust, Inc. Who We Are 5 We are a self-managed REIT that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers. As of June 30, 2009, the portfolio consisted of 299 wholly-owned properties and 2 consolidated joint venture properties for a total of 301 operating properties. We have also invested in 12 other operating properties that we do not consolidate and 17 properties in 7 development joint ventures, 6 of which we consolidate, for a total of approximately 49 million square feet under management.

Solid Portfolio of Strategically Located Assets As of June 30, 2009 4,439,705 Sq Ft 10,069,705 Sq Ft 2,121,601 Sq Ft 1,796,618 Sq Ft 4,332,282 Sq Ft 2,297,591 Sq Ft Alabama Arizona Arkansas California Colorado Conn. Delaware Florida Georgia Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Md. Mass. Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada N.H. New Jersey New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania R.I. South Carolina South Dakota Tennessee Texas Utah Vt. Virginia Washington West Virginia Wisconsin Wyoming 330 properties Over 49 million square feet Located in 38 states 182 multi-tenant shopping centers 119 free-standing single user properties 22 properties held in 7 development joint ventures 7 multi-tenant properties held in an institutional joint venture Physical occupancy: 86% 8-year average age More than 5 MSF +1-5 MSF Less than 1 MSF Total GLA by State 1 6 Properties we own or have interest in Five of these properties are now operational 1 1 2

Portfolio Composition & Investment Allocation As of June 30, 2009 7 Total Assets- $7.2 billion Lifestyle Center – 9% Community Center– 21% Neighborhood Center – 8% Single Tenant Retail– 10% Other 16% Power Center – 36% Note: Property type percentages reflect the percentage of gross leasable area.

Capital Structure & Debt Analysis

As of June 30, 2009 IWEST had liquid assets in excess of $240 MM

Capital structure (000s)


10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Equity[1] $4,079,771 (47.7)%
Line of credit $197,000 (2.3)%
Redeemable non-controlling interests and other financings $12,914 (0.2)%
Mortgages and notes payable $4,251,603 (49.8)%
Total capitalization: $8,541,288

Debt maturity analysis [3]

	($000)
2009 mortgage debt maturities	866,607
2010 mortgage debt maturities	1,289,160
2011 mortgage debt maturities	442,688
2012 mortgage debt maturities	431,243
2013 mortgage debt maturities	320,262
Thereafter	801,468
Total mortgage debt maturities	**4,151,428**

Debt summary

	Wtd avg. years to maturity	Wtd avg. interest rate	Balance ($000)
Mortgage debt	4.2	5.0%	4,151,428
Line of credit [2]	1.2	5.3%	197,000
Total debt	**4.1**	**5.0%**	**4,348,428**

Mortgage debt statistics

	Wtd avg. loan-to-cost	Wtd avg. DSCR[4]	Wtg avg. loan PSF($)
2009 mortgage debt maturities	53.0%	2.88	86.14
2010 mortgage debt maturities	56.7%	2.24	103.52
Total mortgage debt	**55.3%**	**2.47x**	**96.43**

INLAND WESTERN

[1] Outstanding shares as of 6/30/2009 of 479,973 multiplied by IWEST's current ERISA value per share of $8.50
[2] LOC years to maturity reflects the LOC's Facility Termination Date of 10/14/2010
[3] Excludes non-consolidated JVs
[4] Debt Service Coverage Ratio based on quarter ending 6/30/2009 annualized NOI

8

2009 & 2010 Quarterly Debt Maturities 9 Note: All amounts represent loan balances set to mature in the quarter indicated as of 12/31/08. Loan Status is as of 8/21/09. Loan Status 236,904,783 451,302,023 478,536,113 433,790,894 194,024,077 178,120,648 126,356,222 239,956,289

10 Portfolio and Operating Performance

Portfolio Breakdown As of June 30, 2009 11 Portfolio trailing twelve months NOI by state Trailing twelve months NOI by asset type US Portfolio NOI breakdown by state Community center, 21% Neighborhood center, 8% Power center, 36% Lifestyle center, 9% Single user retail 10% Other, 16% Asset type NOI % Power center $ 159,645,443 34% Single user retail 45,789,425 10% Community center 99,878,632 21% Lifestyle center 64,791,245 14% Neighborhood center 39,748,693 8% Other 65,735,550 14% Total $ 475,588,989 100% State NOI 1 Texas $ 102,382,157 2 California 46,887,830 3 Illinois 41,054,615 4 Maryland 27,668,832 5 New York 20,283,694 6 Georgia 18,373,341 7 Florida 17,240,372 8 Pennsylvania 15,582,565 9 Utah 15,165,020 10 Washington 14,140,756 Top 10 States % of Total NOI 67% Gross leasable area breakdown by asset type Note: NOI = Net Operating Income Texas, 21% California, 10% Illinois, 9% Maryland, 6% New York, 4% Georgia, 4% Florida, 4% Pennsylvania, 3% Utah, 3% Washington, 3% Other, 33%

12 Excluding vacant Mervyn’s locations, occupancy for this property type was approximately 95%. Diversified Retail Portfolio As of June 30, 2009 Neighborhood Centers Community Centers Power Centers Lifestyle Centers Single Tenant Retail 8% 21% 36% 9% 10% 9% 23% 34% 14% 8% 8% 21% 34% 14% 10% 91% 87% 87% 89% 60% 80% 29% 19% 22% 8% 1-mile 11,632 12,306 7,769 6,579 9,600 Population 3-mile 75,386 96,622 66,609 70,293 72,361 5-mile 171,127 230,658 160,831 157,432 185,340 1-mile $64,639 $58,598 $57,146 $89,098 $54,365 Median HH Income 3-mile $61,864 $59,437 $57,771 $75,193 $54,551 5-mile $60,957 $58,081 $57,700 $74,904 $53,422% of Gross Leasable Area % of Revenues % of NOI Occupancy % with Grocery Component 1

Increased Tenant Diversification Reduces Risk No Tenant Represents More Than 4% GLA 13 At 12/31/2004 % of GLA At 6/30/2009 % of GLA 1. American Express 9.4% 1. PetSmart 3.9% 2. Zurich Insurance 4.4 2. Cost Plus 2.8 3. Wal-Mart 3.5 3. Wal-Mart 2.8 4. Ross Dress for Less 2.8 4. Kohl’s 2.6 5. Best Buy 2.6 5. Hewitt Associates 2.6 6. GMAC 2.5 6. Home Depot 2.4 7. Bed Bath & Beyond 2.1 7. Ross Dress for Less 2.1 8. Kohl’s 2.1 8. Best Buy 2.1 9. Publix 2.1 9. Zurich Insurance 2.0 10. Linens ‘N Things 1.8 10. Whirlpool Corporation 1.7 Percent of Total GLA 33.3% Percent of Total GLA 25.0% Note: GLA = Gross Leasable Area

Investment-Grade Tenant Concentration

The following charts present the largest tenants in the portfolio ranked by square feet and base rent as of June 30, 2009

Tenant Concentration - Rank by Square Feet

Rank	Tenant	Ratings Moody's/S&P/Fitch	Change from Previous Quarter [1]	No. of Stores	Square Feet	% Portfolio SF	Base Rent	% Portfolio Rent
1	PetSmart	-- / BB / --	NC	36	1,759,903	3.90%	$13,261,313	2.50%
2	Cost Plus	-- / -- / --	NC	14	1,257,296	2.80%	6,704,693	1.30%
3	Wal-Mart	Aa2 / AA / AA	NC	7	1,254,314	2.80%	7,384,174	1.40%
4	Kohl's Department Stores	Baa1 / BBB+ / BBB+	NC	14	1,187,692	2.60%	8,464,919	1.60%
5	Hewitt Associates	-- / -- / --	NC	1	1,161,686	2.60%	15,106,283	2.90%
6	Home Depot	Baa1 / BBB+ / BBB+	NC	9	1,097,025	2.40%	8,975,991	1.70%
7	Ross Dress for Less	-- / BBB / --	NC	32	953,705	2.10%	9,305,956	1.80%
8	Best Buy	Baa2 / BBB- / BBB-	↓	24	947,360	2.10%	13,357,748	2.60%
9	Zurich American Insurance Co.	-- / AA- / --	NC	1	895,418	2.00%	10,475,689	2.00%
10	Whirlpool Corporation	Baa3 / BBB- / BBB-	NC	1	750,000	1.70%	1,726,500	0.30%
	Total			139	11,264,399	25.0%	$94,763,266	18.1%

Tenant Concentration - Rank by base rent

Rank	Tenant	Ratings Moody's/S&P/Fitch	Change from Previous Quarter [1]	No. of Stores	Square Feet	% Portfolio SF	Base Rent	% Portfolio Rent
1	Hewitt Associates	-- / -- / --	NC	1	1,161,686	2.60%	$15,106,283	2.90%
2	Best Buy	Baa2 / BBB- / BBB-	↓	24	947,360	2.10%	13,357,748	2.60%
3	PetSmart	-- / BB / --	NC	36	1,759,903	3.90%	13,261,313	2.50%
4	Zurich American Insurance Co.	-- / AA- / --	NC	1	895,418	2.00%	10,475,689	2.00%
5	Rite Aid Corp.	Caa3 / B- / CC	↓	34	421,037	0.90%	10,319,797	2.00%
6	Sprint	Ba2 / BB / BB	NC	27	208,735	0.50%	9,967,543	1.90%
7	Stop & Shop	-- / -- / --	NC	9	504,188	1.10%	9,797,429	1.90%
8	Ross Dress for Less	-- / BBB / --	NC	32	953,705	2.10%	9,305,956	1.80%
9	Home Depot	Baa1 / BBB+ / BBB+	NC	9	1,097,025	2.40%	8,975,991	1.70%
10	Kohl's Department Stores	Baa1 / BBB+ / BBB+	NC	14	1,187,692	2.60%	8,464,919	1.60%
	Total			187	9,136,749	20.2%	$109,032,668	20.9%

Rating source: Bloomberg as of August 14, 2009
1) NC = No Change

14

15 Historical Portfolio Occupancy Percentages Linens ‘n Things Bankruptcy May 2008 Vacated at the end of 2008. Circuit City Bankruptcy November 2008 Vacated in March 2009. Mervyn’s Bankruptcy July 2008 Vacated at the end of 2008. 94.7%

16 Strong Occupancy Across Wide Geographic Footprint As of June 30, 2009 1) Excluding former Mervyn’s locations, occupancy increases to 92% in California. 2) Excluding the former Circuit City Headquarters location, occupancy increases to 100% in Virginia. 1 2

17 Leasing Spreads 1) Pro-forma rents typically exceed market rents in an attempt to drive revenues. 1

Significant Progress on Re-Leasing Vacancies 18 Previous Tenant Leased Letter of Intent (LOI) Available Total % of Portfolio Linens ‘n Things 194,997 322,542 264,091 781,630 1.7% 25.0% 41.3% 33.7% 100.0% Circuit City 32,819 409,005 136,127 577,951 1.3% 5.7% 70.8% 23.5% 100.0% Mervyn's 226,104 1,229,454 441,410 1,896,968 4.2% 11.9% 64.8% 23.3% 100.0% Total 453,920 1,961,001 841,628 3,256,549 7.2% 13.9% 60.3% 25.8% 100.0% Significant progress has been made on the re-leasing of space recently vacated by Linens ‘n Things, Circuit City and Mervyn’s. We have re-leased 14% to strong national tenants including TJ Maxx, Ross Dress for Less, Best Buy and Kohl’s.

19 Focused on the Future

Our Portfolio Capitalizes on Retail Sales Trends 20 Source: U.S. Census 1) Properties include owned and shadow anchors. IWEST Representative Share 1: 37 Super Targets/Targets 21 Wal-Mart Supercenters/Wal-Marts 3 Sam’s Clubs 3 Costcos 21 Kohl’s IWEST with little to no exposure

Cumulative Growth by Retail Category Since 2000 21 Cumulative Growth by Retail Category Since 2000 Source: U.S. Census 1) Properties include owned and shadow anchors. IWEST Representative Share: Approximately 38% of our multi-tenant retail properties are grocery anchored or have a grocery component. IWEST Representative Share 1: 37 Super Targets/Targets 21 Wal-Mart Supercenters/Wal-Marts 3 Sam’s Clubs 3 Costcos IWEST Representative Share: Combined 54 locations. Grocery Stores General Merchandise Stores Department Stores Pharmacies and Drug Stores Discount Dept. Stores Warehouse Clubs & Supercenters

Retailer Expansion Benefit

- The shift in consumer spending habits that have crippled many retailers has rewarded others, especially those that offer good values on essential goods and services such as quick service restaurants, regional supermarkets, auto parts dealers and dollar stores. This shift plays to the strengths of IWEST.
- Retailers currently plan to open 65,629 stores over the next 24 months.
- At least 2,000 different retailers plan to open stores over the next 24 months.
- The retail categories showing the largest number of store openings are fast food, restaurants and health/nutritional stores with 14,518; 7,853 and 2,310 new stores planned, respectively. [1]
- The retailers with the largest number of planned store openings are: Quiznos Sub, GameStop, and Anytime Fitness. [1]

Projected retail store openings by category


2,098
2,082
1,662
1,600
1,070
723
499
365
276
Family apparel
Grocers
Women's apparel
Shoe stores
Drug stores and pharmacies
Children's apparel
Discount department stores
Pet stores
Men's apparel

Source: RBC Capital Markets as of August 14, 2009.
1) Store openings planned for the next 24 months as of July 2009.

22

23 Our portfolio of assets is comprised of predominantly credit rated, value-oriented and necessity-based retailers, which as a group have historically demonstrated limited volatility during economic downturns. Our primary focus is on maintaining liquidity, managing occupancy and strengthening the balance sheet. We have taken proactive steps to manage our consistent cash flows, reduce leverage and enhance financial flexibility. Retain approximately $225MM in cash flow annually due to the suspension of the Share Repurchase Program. Sold $227MM in assets in the first half of 2009. Completed $173MM in mortgage loan refinancing1, extinguished approximately $141MM of debt through dispositions, and have another $502MM in mortgage loans in various stages of negotiations2 or under application. As a result, we have de-levered our balance sheet by approximately $213MM during the first half of 2009 and have maintained a stable cash balance in excess of $100MM. Focused on the Future 1) Aggregate current loan payoffs. 2) Aggregate current loan payoffs for assets with an application or term sheet issued.

24 Enhancing Liquidity through Asset Sales Asset Sales by Square Feet Asset Sales by Acquired Book Value Strategy to dispose of non-core assets underway Note: As of August 24, 2009 231,423 191,557 166,908 1,144,219 624,805 1,680,091

25 Inland REIT Life Cycle Concept Create the concept, business plan and structure of the REIT 1 year Prospectus Develop and write detailed prospectus and other securities documents 1 year Filings File with SEC, FINRA and 50 States for clearance to sell stock 9 months Due Diligence Broker Dealer firms perform due diligence & sign agreements to sell stock 1- 9 months Capital Raise 2 years Continue to Acquire Assets Joint Ventures; Development; Redevelopment Stabilization of portfolio and operations Become Self-Administered Merge with: - Business Manager - Property Management Companies - Consideration in stock Depends on economic conditions Liquidity Event - Sell or merge the company - List on a national exchange - Sell all assets Acquire Assets/Grow FFO Continue to Grow FFO End of Capital Raise 8-10 years

26 Contact Information 2901 Butterfield Road Oak Brook, IL 60523 (800) 541-7661 www.inland-western.com